A BETTER STATE OF BANKING Veritex Holdings, Inc. August 2024 Investor Update NASDAQ: VBTX © 2024 Veritex Bank Member FDIC

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2023 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 Veritex Holdings, Inc. Franchise OVERVIEW Company Highlights NASDAQ : VBTXListing $ 1.3Market Capitalization1 $ 12.7Total Assets $ 9.8Total Loans $ 10.7Total Deposits BBBKBRA Unsecured Debt Rating2 BBB-KBRA Sub Debt Rating2 K3KBRA Short-Term Debt Rating2                Dallas / Ft. Worth Houston (30) Branches GEOGRAPHIC FOOTPRINT $ in billions 1 As of August 23, 2024 2 Ratings are for Veritex Holdings, Inc.

4 Experienced Management Team Malcolm Holland Chairman & Chief Executive Officer • Over 42 years of banking experience in Dallas metropolitan area; 14 years at the Company • Served in various analyst, lending and executive management positions in Dallas area since 1982 Terry Earley Chief Financial Officer • Joined the Company in January 2019. • Over 40 years of banking experience • Previously served as CFO of Green Bancorp, CFO of Yadkin Financial, and CEO of Rocky Mountain Bank LaVonda Renfro Chief Operations Officer • 14 years at the Company • Previously served as Retail Executive of Colonial Bank / BB&T and District Manager for Bank of America’s Austin and San Antonio markets Curtis Anderson Chief Credit Officer • Joined the Bank in January 2023 • Previously served as Chief Credit Officer at Texas Capital Bank and held various roles at Bank of America Angela Harper Chief Risk Officer • 14 years at the Company • Previously served as Credit Administration Officer and Risk Management Officer of Colonial Bank for its Texas region Dom Karaba President of Veritex Community Bank and Chief Banking Officer • Joined the Company in September 2023 • Over 28 years of banking experience • Previously served as UMB Financial Corporation’s president of commercial banking Cara McDaniel Chief Talent Officer • Joined the Company in June 2020 • Previously served as Head of HR and Talent Strategy at Texas Capital Bank and National Head of HR for Citi’s US Commercial Bank Phil Donnelly General Counsel • Joined the Company in June 2022 • Over 32 years of leadership expertise in the financial services industry. • Skilled in M&A, corporate governance, commercial finance, complex litigation, etc. OVERVIEW

5 Investment in Key Talent during 2024 Chief Credit Officer Curtis Anderson was promoted to CCO during 2024. Curtis served as the Executive Credit Officer at the Bank since January 2023. Curtis is responsible for the Bank’s credit quality, credit underwriting and administration functions. Curtis previously served in various capacities as a Chief Credit Officer and various credit functions for nearly 30 years primarily at Bank of America and Texas Capital Bank. Head of Commercial and Private Banking Ralph Hamm, III, was hired in 2024 to head commercial and private banking. Ralph brings 20+ years in experience leading sales, loan originations, relationship management, credit, operational risk and service. Ralph, previously from Wells Fargo, has sector experience in industrial, technology, payments, retail, food and agribusiness, healthcare, real estate and debt capital markets. Director of Sales Delivery and Performance Brian Kelso was hired in 2024 with 20+ years of experience. He brings in the philosophy of focusing on the “Why” and develops a culture of Trust, Accountability, Empowerment and Success. Brian served a majority of his career at Wells Fargo in various roles. OVERVIEW

6 Our Banking Markets OVERVIEW Compelling Texas market demographics • Population of 30 million ranks 2nd in the U.S. • 2023 – 2028E projected population growth of 4.1% vs. 2.1% national (approx. 2x the U.S. rate) • 54 Fortune 500 companies headquartered in Texas, 49 of which are in our target markets • Since the beginning of 2023, there have been 24 headquarter relocations to the state of Texas, and 465 since 2018 • The Texas economy is the 8th largest economy in the world, valued at more than $2.6 trillion • Texas includes four of the top ten most populous cities in the U.S.: Houston, San Antonio, Dallas and Austin • Pro-business environment with no personal or corporate income taxes • Texas is the #1 exporting state in the nation D EM O G R A P H IC S DALLAS/FORT WORTH HOUSTON TEXAS Population Growth ’23E-’28E Household Income Growth ’23E-’28E Unemployment Rate 8.1 Million 4.99% $83,398 12.09% 4.3% 7.5 Million 4.82% $74,863 8.71% 4.8% 30.0 Million 4.14% $73,035 11.2% 4.0% Sources: S&P Global Market Intelligence, Moody’s, Dallas Fed, Census.gov, BusinessinTexas.com, gov.Texas.gov, IMF GDP 2024 and other publicly available information Note: Unemployment rate is as of June 30, 2024

2nd Quarter 2024 Results

2024 Second Quarter Highlights

Key Highlights

- Pre-tax Pre-provision = $44.4 Million
  - **1.42%** PTPP Return on Average Assets
  - **1.83%** PTPP Return on Average Loans
- NPAs decreased 17 basis points from 1Q24 to **0.65%** of total assets
- NIM expanded to **3.29%**, a 5 basis point improvement from the prior quarter
- CET1 grew 12 bps to **10.49%**
- Deposits grew $1.5 Billion, or 16%, year over year
- Loans grew $101.9 Million, or 1.1%, year over year
- Named one of the top employers in the 2024 – 2025 *U.S. News and World* Reports as overall "Best Companies to Work For," "Best in Banking," and "Best Companies in the South"

Balance Sheet[1]	Total
Total Loans	$9.8
Total Deposits	$10.7

	2Q24	2Q24[2]
Key Performance Metrics	Reported	Operating
Net Income[3]	$27.2	$28.3
Diluted EPS	$0.50	$0.52
ROAA	0.87%	0.91%
ROATCE	10.54%	10.94%
Efficiency Ratio	59.11%	58.41%

[1] Total loans and deposits $ in billions as of June 30, 2024.
[2] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation.
[3] Net income $ in millions.

7

8 (line chart represents ADC as a % of RBC) Total ACL (% ACL to Total Loans) Strengthening the Balance Sheet 105.4% 94.9% 93.6% 91.7% 91.8%100.4% 90.7% 89.1% 86.9% 85.9% 2Q23 3Q23 4Q23 1Q24 2Q24 Loan to Deposit Ratio 29.2% 21.0% 20.4% 19.4% 18.9% 2Q23 3Q23 4Q23 1Q24 2Q24 Reliance on Wholesale Funding1 ($ in millions) $102,150 $109,831 $109,816 $112,032 2Q23 3Q23 4Q23 1Q24 2Q24 9.76% 10.11% 10.29% 10.37% 10.49% 2Q23 3Q23 4Q23 1Q24 2Q24 CET1 / Total RWA $9,234 $10,197 $10,338 $10,654 $10,725 2Q23 3Q23 4Q23 1Q24 2Q24 Deposit Growth $113,431 1.05% 1.16% (line chart represents LDR, excluding MW loans) 327.2% 317.0% 320.2% 318.8% 320.2% 115.2% 115.9% 118.7% 108.3% 107.2% 300.00% 305.00% 310.00% 315.00% 320.00% 325.00% 330.00% $0.80 $1.30 2Q23 3Q23 4Q23 1Q24 2Q24 CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. ($ in thousands) 2nd Quarter 2024 Results

9 Credit Quality Summary • 2024 annualized net charge-offs are 0.25% • Since 2019, acquired work out credits made up 78% of net charge-offs • NPA / Total Assets decreased 17 bps to 0.65% quarter over quarter 2Q23 3Q23 4Q23 1Q24 2Q24 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due $15,322$22,581$60,459$27,158$25,188Totals: Past Due Trend % of Total Loans1 Net Charge-off Acquired/Originated Lookback ($ in millions) ($ in millions) $68.3 $79.9 $95.8 $103.8 $83.0 0.55% 0.65% 0.77% 0.82% 0.65% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 2Q23 3Q23 4Q23 1Q24 2Q24 NPAs NPAs/Total Assets NPAs / Total Assets 1 Total loans excludes Loans Held for Sale and MW loans. 2 Net charge-offs are annualized for 1Q24 and 2Q24. 0.28%0.22%0.25%0.16%0.38%0.36%0.19%NCOs2 75% decrease in total past dues from end of year 2023. 0.19% 0.36% 0.29% 0.16% 0.04% 0.21% 0.16% 0.09% 0.21% 0.01% 0.12% 2019 2020 2021 2022 2023 1Q24 2Q24 Acquired NCOs Originated NCOs 2nd Quarter 2024 Results

10 Credit Quality Summary • Criticized loans = $498.4 million • Criticized assets = $522.7 million • Total criticized assets were flat quarter over quarter ($ in millions, excluding PCD loans) Quarterly Criticized Loans $287.1 $304.5 $293.4 $350.3 $339.9 $225.0 $223.4 $213.2 $174.1 $158.5 2Q23 3Q23 4Q23 1Q24 2Q24 Special Mention Substandard (continued) Commercial Real Estate Criticized Loans Breakdown as of June 30, 2024 37% 25% 21% 11% 6% CRE Office CRE Retail CRE Hotel CRE Industrial CRE Other Total CRE Criticized $311.6 million, down 4.6% from 1Q24 $498.4 $512.1 $527.9 $506.6 $524.4 2nd Quarter 2024 Results

11 Allowance For Credit Losses Summary • General reserve reflects current Texas and National economic outlook on economy and recessionary risk • Consistent Moody’s forecast weighting utilized in the 2Q24 ACL calculation compared to 1Q24 • General reserves represent 96% of the total ACL • Q-Factors represent 33 bps of the general reserve 1.16% Coverage // ACL increase of 11 bps from 2Q23 Loan balances subject to the ACL methodology remained relatively flat from March 2024 ACL increased $1.4 Million from 1Q24 ACL / Total Loans, excluding MW = 1.23% 0.96% 1.00% 1.05% 1.14% 1.14% 1.15% 1.16% 1.01% 1.07% 1.10% 1.19% 1.19% 1.21% 1.23% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ACL to Total Loans ACL to Total Loans, excluding MW ACL Coverage Trend Analysis 2nd Quarter 2024 Results

12 Capital Summary • Bought back $3.5 million of outstanding common stock under the stock buyback program at an average purchase price of $19.91, or 96.6% TBV/Share • CET1 increase primarily driven by earnings and a decrease in unfunded commitments • RWA down $291 million, or 2.5%, from 2Q23 • TBV increased to $20.62 quarter over quarter Capital Levels 2Q24 (includes AOCI) 2Q232Q24Capital Ratio 9.82%9.76%10.49%CET1 Capital 10.08%10.01%10.75%Tier 1 Capital 12.78%12.51%13.45%Total Capital Tangible Book Value Trend since IPO in 2014 9.2%CAGR 11.1% CAGR adding back dividends1 1 Total dividends of $193.9 million included in the CAGR calculation. CET1 at 10.49%, up 12 bps quarter over quarter VHI Risk Weighted Assets Trend $12,000 $11,986 $11,742 $11,617 $11,388 $11,407 $11,451 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ($ in Millions) $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $20.62 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 2nd Quarter 2024 Results

13 Year To Date Change in Deposits Deposits Summary • Total deposits increased $71.0 million during 2Q24, or 3% annualized • LDR decreased to 91.8%, from 105.4%, year over year • LDR, excluding MW loans, decreased to 85.9% from 100.4% year over year • Wholesale funding reliance at the Bank level is 18.9% 8 Quarter Term Funding Maturity Schedule $1,273,488 $1,041,242 $975,794 $368,429 $26,497 $11,339 $4,553 $3,424 5.17% 5.20% 5.02% 4.96% 4.55% 4.14% 3.05% 3.14% 0.08% 1.08% 2.08% 3.08% 4.08% 5.08% 6.08% 7.08% 8.08% 0.00%267432 54534865 9802297 6310 97 .173 1 726 5 267 02 821 0.354 6 243 5 4941 57 983209 9 .5%6 3 07 61401 488 178920. 95 6 248 37 5 75 8121 3234 5 .866 0 3 45 956150 48418381.0%58 589 3 6 1722 67 678 11 .217 3 780 29 3090408 84557 41.8 52 939 7 6 436 39 062 57 .56%0 4 1101 2 64 986 997301.79 4 27123 1 6 8299 376 3 .9020 4 4 451 3015 9 2 538 6762.08%31 4 67 6 7 1663 059 719 9 .24 39 4 91 4413 3708 8 86222.4252 951 7 57 5 0 0560 5 5 . %3 3 5 141 8081 68848 271 682.771 3165 47 89179 0 408 54 .94 2 51 720278 038 71 592 3.1%5 5 669 00 220057 40 743 48 . 923 5 88 9 38 37112 17 926 3.466 6 009 46 5522 969014 4 .63%7317 189 98 732 3 265 0 3.8180 6 34068 2 92 3 6361 46 3 .9712 52513 659 04 9 65 4.15%9409 66208 8 242 5821 787 3 .3701 877 119 415 5 98 2 4.508 804 7 0347 42 6 5282 137 .6%915 241 579 7601 39 2 4.84302 98 7 98730 97 4 42 47102 1 5.026 555 0 108 47 652 919 . %3 3 9 37 736 67 284202 8316 5.3642 06 95 0 49 3 942313 .53 98 98 07 6 3 6250 6 3 130 5.71%56 2 258 596061 3 34708 .883 638258 49 9 977 1 3 544 5 6.0707 8 605421 182 2510 .23%3 7 718 790 5 313 3 868 0 6.4847 4 94401 4881 923 4 06 9 .5791 179 121 61 645 207 4 6.75%8690422 4 41 835217 4 3892 .930 39 463 072 09 5 5858 7. 941 636 64 380 1661 4 7292 6 .2%5 99 814 32 35730998 7.4462 5 2 984 5 326 580 5 07706 1 .63 5 0 16 2 92 70704 28137857. %4 5 334 72 894 5 41920 8 .960 0 57 2 3 04500 9 977318.15 4 5 6781 1 221 6 5 734 4 .30%6 480 85819 3521 9 934 6778.44211 095 56321 0 6 150 .67 3 4 940213 3 75 888 285 6 38.82%8 671 35 9 1 9135 6 456 596 .340 546160 4 05 4282 699.179 31 7723 5 297 6 807 5 2 .3%80 286 8300 4 435 56 7 98 159.5191 92 067 0 66374 7 149 4 8 . 960 232 24 9 4 7770 32619.8%124 52 405 95769 720 4 0.036 31178 592 5 18 4 6631 0 .28 512 7648 99 6377 84 38 0.38%6 451 9271 6 5 4108 0152 4 .555209 3884 6460 5 3 13 3270.76 9 7 2785 5 871 568 300 .90%660 3 49278 88 5 9 534 2 31.06 73 1 619 6 1692 28 75 46 .249 3 9700673 33 475 87602 91.42%8 6 9113 0 6 504 89 07192 .9 9 4 13722 6 6421 274 51.76300 35 6 855 3 49 981138 .9%4 788 4 487 3 6 7 026 67 58 112.11514 64 593409 74950 4 .262182 4 87 7 7 377 3 9702 572.45%8 0 5 005 5 58 28 0 88 9030 .63357 17 6 167 716 26916 32.842 4 5 344 9 99 2 0 4802 97 .97%97 527 28 0103 06 603.15669 58 435 232101 90 78 3 92 .36 6 869 88 43 7 52 95438 3. 9%7 6 6 0381 584241 51 128 50 .61 2150 48 731098784 3.848 5 6 361 327 98 711 478 64 4.0%9 5 557 009 10450 4 67178 . 853 6 7382 2 3 252 171 818 8 6 4.3690 93 469 44990 9857 .5%901 47 7 0792 9 66 32 192 0 4.701 2461 297 936 336 .8922 42 7 4253 65 969 92 530 5 5.05%3 39 9601 0 186882 6841 6 .29 4 87 77 1 3193 52 852 5 5.341 94740 0 460082 3 027 .57%9 5 48 181 58 657 7 0 203 5 5.76 287 880310 838147 3 34 1 .919 608 4695 41 0921 4 5449 6. 9%7 2 3 61000 977 17872 3 75 .282 068 801 501 33566 43 6.4391 9 91021 9 3 524 6 4 06.6%96 29 153228961 96 27 38 6.78403125 310 9 9 85 1 4 418 5 .95100 89368422 046 5 59 3 7.12%6 7 71 6710 43 5 27 4 750 .307240 49 8507882 853 9380 2 7.431 1 0 0110 7 61 568 5 191 47 .64%99647 42 79 47 2710 82207.84 0 31 71 0 905 5 41251 3 . 95 937 5368 3 020 4 621 32 668.16%8 100 71 8 2531 39 591 9 .3658 3 889 62 3 44 91 46 28.5172 561 01 5 952 34 6 1453085 .6%98 9 2260 7 3 773 1 31 60 88.8586 021 401 71 5 94 2 6 870319.03937 5 582 4 116 661 74 4 .2%900 481 741 495 2 6 88 9779.3720 7721 93 4 461 0 7 0050 .51146 42 91 4 43 63818 19 9 39.72%222 67 261 4 875 7 35301896 .6402 41 5 3 988212 54 8 7 0.02 3 3 616 5 5 190 97 95158 .24%4 5862 71 3 3296 2 87622 1 0.42 957 0 5 507030458 097 9 . 85 53 3 131 8 27 6810 8 2136 620.7%2 6 39 5 849 9918437 5 .97 4 3 471 722 6 0302 4 5650 081.105 61041 93 9378 73681 .2%8 4 3 821 211 6 6 33 7 10 96 41.459 393 814 5448 39 087 627 .6 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits $225.8 ($ in Millions) ($29.7) $51.0 2.85% 2.95% 3.16% 3.33% 3.35% 3.41% 3.44% 3.40% 3.41% 3.42% 3.42% 3.49% 3.48% Total Cost of Deposits $3.3 $191.5 $4.0 ($59.3) 2nd Quarter 2024 Results

14 Deposit Overview Year to Date Summary • Reduced brokered deposits YTD by $121MM at an average rate of 5.30% • Reduced public funds YTD by $89MM at an average rate of 5.40% • Growth in attractively priced deposits of $128MM since June 30, 2024 with rates ranging between 3.00% - 3.25% • Total Loans to Deposit Ratio (“LDR”) has been below 90% for 13 consecutive business days and sits at 88.8% as of August 22, 2024. • LDR, excluding mortgage warehouse, sits at 85.2% as of August 22, 2024 • Total Cost of Deposits was 3.47% for July 2024 7, 49 9 7, 82 3 8, 17 2 8, 04 8 8, 16 7 8, 28 4 8, 35 2 8, 49 4 8, 61 0 8, 50 3 8, 58 9 8, 67 7 8, 76 6 8, 87 4 7,200 7,400 7,600 7,800 8,000 8,200 8,400 8,600 8,800 9,000 Total Non-Brokered Deposits ($ in millions) 2024 YTD Update 11% 2024 annualized growth in Non-Brokered Deposits

15 Loans Summary • Total loans grew 2.9% annualized in 2Q24 • Year to date change in loans driven by a $190.2 million increase in MW loans and $143.0 million increase in Multifamily slightly offset by a $197.7 million decrease in construction loans • 42% of 2024 payoffs were from the CRE portfolio • CRE ADC Construction Unfunded Balances decreased 51%, year over year, to $663 Million Quarterly Loan Commitment Production and Commitment Payoffs $46.2 $19.2 Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other $190.2 $334.3 $317.0 $327.3 $282.3 $704.2 $557.2 $380.6 $490.0 $224.8 $552.9 Quarterly Loan Production / Outstanding Balance Quarterly Loan Payoffs / Outstanding Balance $42,095 $112,997 $86,712 $111,428 $34,736 $64,827 $77,848 5.00% 5.60% 4.65% 6.26% 5.09% 3.96% 4.59% - 50,000 100,000 150,000 200,000 250,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Outstanding Balance Average Note Rate CRE Fixed Rate Maturities $155,725 $389,722 $273,575 $372,038 $255,734 $329,750 $166,204 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 (40,000) 60,000 160,000 260,000 360,000 460,000 CRE Variable Rate Maturities ($ in Thousands) ($0.5) $12.2 Year To Date Change in Loans ($19.7) ($197.7) $143.0 ($ in Millions) 2nd Quarter 2024 Results

2nd Quarter 2024 Results

CRE By Type

Breakdown of CRE by Term and ADC

($ in thousands)

	Term	ADC	Total
Multifamily	748,740	511,051	1,259,791
Whs/Industrial	656,733	501,118	1,157,851
Retail	652,830	40,269	693,099
Office	497,566	12,240	509,806
Hotel	405,081	40,570	445,651
SFR	-	342,389	342,389
Commercial and Other	153,297	119,573	272,870
Total	**3,114,247**	**1,567,210**	**4,681,457**

Out of State Term/ADC as % of Total CRE

($ in thousands)

OOS	% Total
119,824	3%
331,839	7%
180,074	4%
32,371	1%
85,101	2%
3,554	-
18,400	-
771,163	16%

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17 Out of State Exposure Breakdown of Out of State % of Total$9,784,919Total Loans 14.9%$1,460,548National Businesses1 273,397Mortgage Warehouse 221,214Mortgage Servicing Rights 618,639Lender Finance 146,914Specialty Finance 200,384USDA and SBA 2.6%$250,046Mortgage 10.0%$976,625Out of State 7.9%771,163Texas CRE Developers 2.1%205,462 C&I / Shared National Credits ($ in thousands) 2nd Quarter 2024 Results

18 Net Interest Income Summary • 2Q24 NIM – 3.29%, up 5 bps from 1Q24 • 2Q24 Total Loans Yield – 6.88%, up 7 bps from 1Q24 • Average 2Q24 loan and deposit new production spread = 440 bps • Average Cost of Total Deposits – 3.46% • Average earnings assets increased to $11.8 billion as of 2Q24, up 2% from 1Q24 $99.4 $95.5 $92.8 $96.2 3.51% 3.46% 3.31% 3.24% 3.29% 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income ("NII") NIM $100.8 NII / NIM Trend $92,8061Q24 Net Interest Income 1,639Impact of less nonaccrual interest reversals 1,132Impact of loan rate changes 1,098Impact of debt security rate changes 481Impact of change in volume (841)Impact of deposit rate changes (79)Change in earning asset mix and other $96,2362Q24 Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 2Q24 2Q24 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 7.65% Up 200 bps -3.42% Up 100 bps 3.93% Up 100 bps -1.12% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -4.58% Down 100 bps -1.41% Down 200 bps -7.60% Down 200 bps -3.67% 2nd Quarter 2024 Results

19 Investments and Liquidity Summary • Represents 10.6% of total assets • 86.8% in AFS securities • Effective duration = 3.8 Years • 2Q24 portfolio yield = 4.58% • Uninsured and uncollateralized deposits was 31.4% on June 30, 2024 Debt Investments as % of Total Assets 89.4% 10.6% Other Assets Investment Portfolio Total Assets: $12.7 Billion Sources of Liquidity as of August 19, 2024 Current on-balance sheet: $936,512Cash and equivalents 178,032Unpledged AFS securities 1,114,544Total on-balance sheet 150,000Fed Funds borrowing capacity 2,258,195FHLB remaining borrowing capacity 3,388,799Federal Reserve discount window 230,898Brokered deposits available1 6,027,892Total available sources $7,142,436Total Liquidity 1 Brokered deposits available is driven by Company policy and not market availability. Total Available Liquidity $4,196 $5,321 $6,256 $6,197 $6,355 $6,504 $7,142 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 8/19/2024 2nd Quarter 2024 Results ($ in thousands) ($ in millions)

20 Operating Noninterest Income Noninterest Income and Expense Summary • 2Q24 operating noninterest income = $10.6 Million • 2Q24 operating noninterest expense = $62.4 Million SBA and USDA Quarter over Quarter Production ($ in millions) Operating Noninterest Expense 47% 21% 12% 3% 17% Service charges and fees on deposit accounts Loan fees Government guaranteed loan income, net Customer swap income Other income 52% 7% 9% 8% 3% 4% 1% 16% Salaries and employee benefits Occupancy and equipment Professional and regulatory fees Data processing and software expense Marketing Amortization of intangibles Telephone and communications Other $62.4 Million $10.6 Million $36.0 $- $18.8 $- $54.8 $- SBA USDA $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 1Q24 Prodcution 2Q24 Prodcution 2024 YTD 2nd Quarter 2024 Results

21 North Avenue Capital (“NAC”) Investment Update Summary • Initial $57.5 million investment with a $5 million 3-year holdback for credit losses subject to certain terms and conditions • $19.5 million of net income recognized on the investment over the last 32 months • Estimated earnback on announcement was 3.3 years with an updated projected earnback of 4.3 years factoring in current market and loan approval conditions • ROAA of 5.02% for ownership period • Return on allocated capital is 47.9%1 $1,283 $3,628 $80 $- $7,514 $9,366 $3,570 $1,197 $3,138 $768 $198 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Gain on Sale by Quarter $761 $2,704 $(1,513) $383 $5,175 $7,055 $3,325 $472 $1,681 $(482) $(108) 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 NAC Net Income (Loss) by Quarter 1 Return based on an assumed 10.5% CET1. Investment Update

Peer[1] Analysis

Balance Sheet compared to Peers


Loans / Deposits
110.0%
105.0%
100.0%
95.0%
90.0%
85.0%
80.0%
105.0%
94.8%
93.5%
91.6%
91.7%
85.00%
84.1%
85.2%
86.3%
88.2%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


Loan Growth
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
6.40%
1.4%
5.4%
1.6%
2.8%
0.20%
-2.2%
-0.3%
4.2%
2.9%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


Deposit Growth
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
8.80%
41.4%
5.6%
12.2%
2.7%
5.40%
2.6%
1.1%
2.0%
0.6%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


Reliance on Wholesale
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
29.20%
21.00%
22.10%
19.40%
18.90%
12.00%
12.50%
10.09%
9.80%
10.13%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer

[1] Peer Group (by ticker symbol): CFR, FFWM, TCBI, PB, CADE, SBSI, FFIN, STEL, HTH, SFBS, SBCF, PNFP, BANC, EFSC, OBK, NBHC, HOMB, BANF, TRMK, SFNC, RSNT, AUB, TOWN, FBNC, FBK, CFB, CVFB, LOB, CNOB, EGBN, PPBI.

22

Peer[1] Analysis

Asset Quality compared to Peers


NCO / Avg Loans
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.48%
0.08%
0.40%
0.22%
0.28%
0.05%
0.09%
0.11%
0.12%
0.12%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


NPA / Loans + OREO
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.59%
0.83%
0.99%
1.06%
0.85%
0.39%
0.46%
0.43%
0.56%
0.48%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


ALLL / Loans
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
1.31%
1.31%
1.31%
1.29%
1.28%
1.05%
1.14%
1.14%
1.15%
1.16%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer


Criticized / Total Loans
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
5.2%
5.4%
5.3%
5.3%
5.1%
2.3%
2.4%
2.5%
2.8%
3.0%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
VBTX
Peer

[1] Peer Group (by ticker symbol): CFR, FFWM, TCBI, PB, CADE, SBSI, FFIN, STEL, HTH, SFBS, SBCF, PNFP, BANC, EFSC, OBK, NBHC, HOMB, BANF, TRMK, SFNC, RSNT, AUB, TOWN, FBNC, FBK, CFB, CVFB, LOB, CNOB, EGBN, PPBI.

23

Peer[1] Analysis

Earnings/Execution compared to Peers



PPNR ROAA
2.00%
1.90%
1.80%
1.70%
1.60%
1.50%
1.40%
1.30%
1.90%
1.61%
1.54%
1.42%
1.42%
1.49%
1.45%
1.37%
1.38%
1.42%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer



ROAA
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
1.13%
1.06%
1.02%
0.95%
0.91%
1.03%
0.99%
0.90%
0.94%
1.00%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer



ROTCE
14.00%
13.70%
12.8%
12.4%
11.3%
10.9%
12.9%
10.9%
10.8%
10.8%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer



NIM
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.51%
3.46%
3.31%
3.24%
3.29%
3.25%
3.16%
3.24%
3.19%
3.19%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer



COTD
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
2.73%
3.15%
3.37%
3.42%
3.46%
1.86%
2.15%
2.25%
2.31%
2.52%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer



Efficiency
57.20%
61.3%
60.2%
60.9%
59.4%
48.90%
54.7%
55.5%
58.7%
58.4%
Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024
VBTX
Peer

[1] Peer Group (by ticker symbol): CFR, FFWM, TCBI, PB, CADE, SBSI, FFIN, STEL, HTH, SFBS, SBCF, PNFP, BANC, EFSC, OBK, NBHC, HOMB, BANF, TRMK, SFNC, RSNT, AUB, TOWN, FBNC, FBK, CFB, CVFB, LOB, CNOB, EGBN, PPBI.

24

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc.

26 Reconciliation of Non-GAAP Financial Measures

27 Reconciliation of Non-GAAP Financial Measures

28 Reconciliation of Non-GAAP Financial Measures

29 Reconciliation of Non-GAAP Financial Measures

30 Reconciliation of Non-GAAP Financial Measures